Annual Report

GNMA Fund
May 31, 1998

T. Rowe Price

REPORT HIGHLIGHTS

GNMA Fund

o Interest rates fell sharply from a year ago but have moved in a tight range since January, benefiting the bond market and your fund.

o Your fund's returns of 3.65% and 9.97% over the 6- and 12-month periods were strong. GNMAs trailed Treasuries because of high prepayment activity.

o Our strategy was unchanged in the face of declining rates and low inflation as we continued to favor securities with some protection against prepayment risk.

o The fund's dividend payout fell marginally, reflecting lower rates, but the share price rose, boosting performance.

o We anticipate slightly lower rates, a slowing economy, and a leveling off in prepayment activity, all of which bode well for GNMA securities.

Fellow Shareholders

Interest rates fell over the last six months, continuing a trend that began a year ago. As a result, the bond market and your fund enjoyed good returns for the six-month period and particularly strong results for the 12 months ended May 31. While rates are significantly lower than a year ago, they have been fluctuating in a tight range since the beginning of 1998. The mortgage-backed bond market has been hindered by refinancings, with homeowners taking advantage of lower mortgage rates.

MARKET ENVIRONMENT

During the past 12 months, interest rates declined more than one percentage point overall, and the yield curve has flattened as longer-term rates dropped more sharply than shorter-term rates. The current coupon GNMA yield fell from 7.68% to 6.63% over the year, while the 10-year Treasury note yield fell from 6.75% to 5.57%. As a result, prices rose more in the Treasury market and the yield difference between Treasuries and GNMAs expanded. The performance of mortgage-backed securities lagged that of similar Treasuries as investors focused on the adverse impact of rising mortgage prepayments.

Interest Rate Levels

      Current Coupon GNMA    10-Year T-Note

5/31/97       7.68                      6.75
              7.43                      6.45
              7                         6.11
8/97          7.38                      6.38
              6.98                      6.06
              6.95                      5.9
11/97         6.99                      5.86
              6.9                       5.75
              6.63                      5.57
2/98          6.87                      5.65
              6.62                      5.55
              6.67                      5.68
5/31/98       6.63                      5.57

In January the Mortgage Bankers' Association Refinancing Index jumped to an all-time high, and the fund received some higher-than-expected prepayments from portions of our seasoned mortgage holdings. (See chart on page 2.) Very old mortgages normally offer greater protection against prepayments, but even they were paid down much faster than anticipated. We do not expect this spike in seasoned mortgage prepayments to continue, and if prepayment activity begins to level off, fund performance could be more robust than it was over the past six months. Most of the rise in prepayments was triggered by both an increase in property values and a strong housing market, which encourage people to take equity out of their homes or to sell their homes and move. However, despite the record prepayment activity and investor fears of more to come, mortgage-backed securities have generally performed well so far this year.

Prepayment Rates

                                                    Moderately
               New             Seasoned             Seasoned
            Mortgages          Mortgages            Mortgages

5/31/94        5.8               2.6                   7.7
               5.7               2.7                   7.8
               5.1               2.6                   7.2
               5.3               2.7                   7.5
               5                 2.7                   6.9
               4.6               2.7                   5.9
11/94                            4.1                   2.65.1
               4                 2.4                   5.1
               3.2               2.2                   3.8
               3.3               2.3                   4.4
               4.7               3.1                   6
               4.9               4.1                   5.9
5/95           6                 4.6                   7.7
               7                 5.7                   9.2
               9.2               6.9                  10.3
               8                 6.6                  11.1
               6.7               6.3                   9.3
               6.1               6.6                   9
11/95                            5.2                   5.88.2
               4.7               6.1                   7.9
               4.5               6.3                   7.6
               6.6               7.9                  10.2
               6.2               9.1                  11.5
               5.1               8.7                  11.9
5/96           4.5               8.9                  12.3
               3.7               8.2                  11.5
               3.5               8.2                  10.7
               3                 7.8                   9.9
               2.5               7.4                   8.9
               2.4               7.3                   9
11/96                            2.7                   7.79
               3.2               7.2                   8.7
               0.4               7.7                   7.8
               0.3               7.1                   7.9
               0.4               9.5                  10.2
               0.7               9.7                   9.6
5/97           0.6               9                    10
               0.8               9.4                  10.4
               1.3              10.6                  12.3
               1.8              10.1                  11.1
               1.8              11.8                  12.4
               2.5              12.5                  11.7
11/97                            3                     9.811.5
               4.2              10.6                  11.7
               9                 9.6                  11.7
              18.6              17.9                  20.6
              19.6              21.4                  25.2
              17.1              18.5                  22.8
5/98          13.4              19.6                  19.7
              12.6              18.1                  18.4
              13                17.9                  18.1
              12                16.1                  16.2
              12.3              16.4                  16.6
              11.7              15.2                  15.4
11/98*        10.7              13.9                  14.2
              11.3              13.7                  14.1
              10.6              13.3                  13.6
              12.4              15.7                  16
              12.1              15.8                  16.1
              12.8              16.9                  17.1
5/31/99*      13.1              17.4                  17.6


Performance Comparison

Periods Ended 5/31/98         6 Months              12 Months

GNMA Fund                        3.65%                 9.97%

Lipper GNMA Funds Average        3.72                  9.40


PERFORMANCE REVIEW

For the six months ended May 31, your fund returned 3.65%, slightly less than the Lipper peer group average. During the 12-month period, the fund's return of 9.97% was more than half a percentage point ahead of the average competitor.

The fund's share price rose three cents to $9.57 over six months and 27 cents over the fiscal year. Dividends were marginally lower at $0.31 and $0.63 per share, respectively, a reflection of the lower interest rate environment.

STRATEGY

Our strategy remained constant in a continuing environment of decreasing but range-bound interest rates. The primary focus was on preservation of principal and reduction of prepayment risk due to mortgage refinancing. Additionally, we favored higher-coupon but seasoned mortgages to maintain income. Our holdings in Real Estate Mortgage Investment Conduits (REMICs), project loans, and construction loans all have protection against early prepayments, which helps performance. Fund positions in low loan balance mortgages, as well as mortgages from specific production years that are less sensitive to refinancing, accomplish a similar purpose. Also, low coupon mortgages in the portfolio are insensitive to refinancings and provide the fund with potential price appreciation. As always, we continued to look for the right combination of securities to generate the highest possible return.

As in the past, many of our new mortgage bond purchases were made in the forward market in anticipation of the receipt of both coupon and principal payments in future months. In the event that the income from these future holdings is not sufficient, the contracts can be rolled out in an effort to enhance total return. (These obligations are reflected as Other Assets Less Liabilities in the Sector Diversification table following this letter.)

OUTLOOK

The federal budget is more or less in balance, Treasury debt issuance is decreasing, and inflation remains low while consumer confidence is high. GDP for the first quarter was strong, but with a buildup in inventories we expect a slowing of the economy in the second quarter. Asia's problems are starting to affect the domestic market and should remain an issue for at least the next two quarters, preventing our own economy from overheating as Asian demand for U.S. goods will not pick up for some time.

We expect stable interest rates, but with a slightly downward drift as inflation remains in check and the economy slows. We believe the peak in prepayment activity is now behind us, although prepayments could remain high with continuing low rates. Overall, with the high yields and credit ratings of GNMA securities, along with strong demand for them, we feel that mortgage bonds and your fund should continue to offer attractive performance going forward.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Peter Van Dyke
President and Chairman of the Investment Advisory Committee

June 19, 1998


T. Rowe Price GNMA Fund

Portfolio Highlights

Key statistics

                                                11/30/97    5/31/98
______________________________________________________________
__________

Price Per Share                                 $  9.54     $ 9.57

Dividends Per Share
      For 6 months                                 0.32       0.31
      For 12 months                                0.65       0.63

Dividend Yield *
      For 6 months                                 6.88%      6.67%
      For 12 months                                7.11       6.89

Weighted Average Maturity (years)**                8.0        7.6

Weighted Average Effective Duration (years)                 3.93.6

Weighted Average Quality ***                     AAA        AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**    Based on prepayment-adjusted life of GNMA securities.

***   Based on T. Rowe Price research.


SECTOR Diversification

                                               Percent of Percent of
                                               Net Assets Net Assets
                                                11/30/97    5/31/98
______________________________________________________________
___________

GNMA Securities                                  102%       104%

Other Government Agency Securities                 3          3

Short-Term Obligations                             1          1

U.S. Treasury Obligations                          1          -

Other Assets Less Liabilities                     -7         -8

Total                                            100%       100%


T. Rowe Price GNMA Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

GNMA SEC Chart

                        Salomon    Lipper     GNMA-Line   GNMA-Area

5/88                     10000      10000       10000       10000
5/89                     11188      11048       10861       10861
5/90                     12393      12057       11911       11911
5/91                     14111      13548       13460       13460
5/92                     15942      15124       15083       15083
5/93                     17488      16511       16385       16385
5/94                     17498      16402       16264       16264
5/95                     19477      18071       18234       18234
5/96                     20527      18879       18912       18912
5/97                     22438      20476       20513       20513
5/98                     24580      22447       22557       22557

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/98   1 Year     3 Years     5 Years    10 Years

GNMA Fund                9.97%      7.35%       6.60%       8.47%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price GNMA Fund

Financial Highlights     For a share outstanding throughout each period

                        Year                        3 Months+     Year
                       Ended                            Ended    Ended
                     5/31/98 5/31/975/31/96  5/31/95  5/31/94  2/28/94

NET ASSET VALUE

Beginning of period    $      9.30    $ 9.19  $ 9.51  $ 9.14   $ 9.60$
9.92

Investment activities
  Net investment
   income              0.63    0.65     0.67    0.68    0.17     0.68
  Net realized and
  unrealized gain
   (loss)              0.27    0.11    (0.32)         0.37      (0.46)
(0.32)

  Total from
  investment
  activities           0.90    0.76     0.35    1.05   (0.29)    0.36

Distributions
  Net investment
   income             (0.63)  (0.63)          (0.67)   (0.66)   (0.17)
(0.68)
  Tax return
   of capital          -      (0.02)          -       (0.02)     --

  Total distributions         (0.63)          (0.65)   (0.67)   (0.68)
(0.17)                (0.68)

NET ASSET VALUE
End of period         $9.57   $9.30   $ 9.19  $ 9.51  $ 9.14   $ 9.60
______________________________________________________________
___________

Ratios/Supplemental Data

Total return*          9.97%   8.46%          3.72%    12.11%
(3.03)%                3.71%

Ratio of expenses to
average net assets            0.70%     0.74%         0.74%      0.76%
0.76%!                 0.77%

Ratio of net
investment
income to average
net assets             6.67%   6.98%          7.04%     7.50%
7.24%!                 6.93%

Portfolio turnover
  rate               120.6%  115.9%   113.6%  121.3%  151.8%!   92.5%

Net assets,
end of period
(in thousands)   $1,123,142 $944,046$903,796 $810,467$802,304 $883,391

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized.
+ The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price GNMA Fund
                                                           May 31, 1998

Statement of Net Assets                        Par/Shares        Value
______________________________________________________________
____________
                                                      In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  107.3%

U.S. Government Guaranteed Obligations  107.3%

  Government National Mortgage Assn.
    I
      6.00%, 11/15/23 - 6/15/26                $   58,461   $   57,041

      6.50%, 6/15/23 - 5/15/28                     77,390       77,162

      7.00%, 4/15/17 - 5/15/28                    164,627      167,479

      7.50%, 3/15/07 - 4/15/28                    136,978      141,642

      8.00%, 3/15/14 - 5/15/28                    172,878      180,684

      8.50%, 12/15/04 - 11/15/27                   45,994       48,848

      9.00%, 4/15/16 - 9/15/24                     46,437       50,114

      9.50%, 6/15/09 - 12/15/24                     9,901       10,760

      10.00%, 10/15/15 - 7/15/24                   16,601       18,452

      10.50%, 1/15/13 - 11/15/21                    3,306        3,706

      11.00%, 2/15/10 - 6/15/19                       742          840

      11.50%, 4/15/10 - 7/15/20                     3,233        3,704

      12.00%, 5/15/11 - 10/15/15                    4,397        5,121

      12.50%, 4/15/10 - 7/15/15                     1,567        1,837

      13.00%, 1/15/11 - 8/15/15                       750          885

      13.50%, 5/15/10 - 1/15/15                     1,150        1,362

    II

      5.50%, 7/20/27                               15,076       15,326

      6.50%, 3/20/26                               11,819       11,719

      8.00%, 10/20/24 - 5/20/27                    23,889       24,713

      8.50%, 4/20/16 - 2/20/23                     16,684       17,610

      10.00%, 9/20/16 - 5/20/25                     1,365        1,496

      11.00%, 2/20/14 - 9/20/20                     1,572        1,759

      11.50%, 12/20/13 - 7/20/20                    1,117        1,269

      12.50%, 10/20/13 - 1/20/16                      152          177

      13.00%, 10/20/13 - 9/20/15                      528          618

    Construction Loan, I

      6.875%, 11/15/02                              1,265        1,282

      7.00%, 4/15/00                                4,566        4,670

    GPM, I

      8.75%, 6/15/17 - 6/15/22                        582          620

      9.00%, 5/15/09 - 3/15/14                        295          317

      9.25%, 5/15/16 - 8/15/21                      4,588        4,952

      9.50%, 6/15 - 11/15/09                        1,917        2,079

  Government National Mortgage Assn.

    GPM, I

      9.75%, 4/15/16 - 2/15/21                 $    4,141   $    4,512

      10.25%, 1/15 - 2/15/18                           89           98

      10.75%, 2/15/16 - 4/15/19                       628          696

      11.00%, 8/15 - 9/15/10                          202          224

      11.50%, 2/15 - 6/15/13                           47           53

      12.00%, 10/15/10 - 2/15/13                      383          435

      12.25%, 1/15/14 - 2/15/15                       118          134

      12.50%, 4/15/10 - 10/15/12                      415          476

      12.75%, 10/15/13 - 7/15/14                      269          310

    GPM, II

      9.25%, 2/20/16                                  121          129

      9.75%, 12/20/20 - 7/20/21                       204          220

      10.25%, 3/20 - 9/20/16                           29           32

      11.00%, 9/20/13 - 1/20/14                        53           60

      12.25%, 1/20/14 - 10/20/15                      135          156

      12.75%, 10/20/13 - 7/20/15                      218          253

    Project Loan, I

      6.16%, 6/15/30                               15,917       15,101

      7.35%, 7/15/32                                5,373        5,699

      7.60%, 6/15/27                                6,372        6,784

      7.75%, 3/15/20                                3,966        4,229

      7.875%, 6/15/27                               2,978        3,222

      8.00%, 11/15/12 - 11/15/17                    6,372        6,888

      8.50%, 1/15/27                                  391          413

      9.25%, 10/15/23                               9,678       10,370

    REMIC

      6.50%, 10/16/24 - 10/20/27                   42,849       42,286

      7.00%, 10/16/21 - 5/16/24                    18,400       18,721

      7.493%, 7/16/24                              35,450       38,075

      7.50%, 7/16/12 - 5/16/27                     52,765       54,562

      Interest Only, 8.00%, 6/16/23**               7,261        1,030

    TBA, I

      6.00%, 9/15/23                               15,000       14,578

      6.50%, 1/15/24                               25,000       24,875

      7.00%, 7/15/20                               20,000       20,301

      8.00%, 7/15/20                               14,000       14,551

      Construction Loan, 6.875%, 4/30/38            8,093        8,206

      Construction Loan, 7.00%, 7/15/38            14,113       14,435

  U. S. Department of Veteran Affairs, VR

    REMIC

      7.25%, 10/15/08                          $   10,545   $   11,108

      7.50%, 5/15/24                               18,750       19,664

      9.54%, 3/15/25                                3,635        4,063

  Total U.S. Government Mortgage-Backed Securities
  (Cost  $1,170,230)                                         1,205,193

  U.S. GOVERNMENT OBLIGATIONS  0.5%

  U.S. Treasury Obligations  0.5%

  U.S. Treasury Bonds, 6.125%, 11/15/27             5,000        5,224

  Total U.S. Government Obligations (Cost  $5,171)                    5
                                                                      ,
                                                                      2
                                                                      2
                                                                      4

  MONEY MARKET FUNDS  0.6%

  Government Reserve Investment Fund, 5.46% #               7,419
7,419

  Total Money Market Funds (Cost  $7,419)                             7
                                                                      ,
                                                                      4
                                                                      1
                                                                      9

Total Investments in Securities

108.4% of Net Assets (Cost $1,182,820)                      $1,217,836

Other Assets Less Liabilities

Including $97,187 Payable for
Investments Securities Purchased                               (94,694
                                                            )

NET ASSETS                                                  $1,123,142

__________

Net Assets Consist of:

Accumulated net investment income
  - net of distributions                                    $   (6,048
                                                            )

Accumulated net realized gain/loss
  - net of distributions                                       (19,496
                                               )

Net unrealized gain (loss)                                      35,016

Paid-in-capital applicable to 117,385,898
no par value shares of beneficial interest
outstanding; unlimited number of shares authorized
1,113,670

NET ASSETS                                                  $1,123,142

__________

NET ASSET VALUE PER SHARE                                   $     9.57

__________

** For Interest Only securities, par amount represents notional principal, on which the fund receives interest.

#     Seven-day yield
GPM   Graduated Payment Mortgage
REMIC                                          Real Estate Mortgage
Investment Conduit
TBA   To be announced security was purchased on a forward
commitment basis
VR    Variable Rate

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund

Statement of Operations
______________________________________________________________
____________
In thousands

                                                                  Year
                                                                 Ended
                                                               5/31/98

Investment Income

Interest income                                               $ 76,792
Expenses
  Investment management                                          4,928
  Shareholder servicing                                          1,854
  Custody and accounting                                           323
  Prospectus and shareholder reports                                89
  Registration                                                      32
  Legal and audit                                                   19
  Trustees                                                          13
  Miscellaneous                                                     12

  Total expenses                                                 7,270

Net investment income                                           69,522

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                           3,526
Change in net unrealized gain or loss on securities             24,279

Net realized and unrealized gain (loss)                         27,805

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                        $ 97,327

_________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund

Statement of Changes in Net Assets
______________________________________________________________
____________
In thousands

                                                     Year
                                                    Ended
                                                  5/31/98     5/31/97

  Increase (Decrease) in Net Assets

  Operations
    Net investment income                       $  69,522   $  64,149
    Net realized gain (loss)                        3,526      (2,280)
    Change in net unrealized gain or loss                   24,279
12,761

  Increase (decrease) in net assets
   from operations                                 97,327      74,630

  Distributions to shareholders
    Net investment income                         (69,522)
                                                            (62,285)
    Tax return of capital                               -      (1,864)

    Decrease in net assets from distributions               (69,522)  (64,149
                                                                     )

  Capital share transactions*
    Shares sold                                   274,655     158,183
    Distributions reinvested                       34,207      34,846
    Shares redeemed                              (157,571)            (163,260
                                                            )

    Increase (decrease) in net
     assets from capital
     share transactions                           151,291      29,769

  Net Assets

  Increase (decrease) during period               179,096      40,250
  Beginning of period                             944,046     903,796

  End of period                                 $1,123,142  $ 944,046

______________________

  *Share information
    Shares sold                                    28,810      17,000
    Distributions reinvested                        3,589       3,746
    Shares redeemed                               (16,533)
                                                            (17,550)

    Increase (decrease) in shares outstanding               15,866
3,196

The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
                                                           May 31, 1998

Notes to Financial Statements
______________________________________________________________
____________

Note 1 - Significant Accounting Policies

  T. Rowe Price GNMA Fund (the fund) is registered under the
  Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985.

  The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

  Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

  Premiums and Discounts Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.

  Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

  Purchases and sales of U.S. government securities aggregated $1,482,538,000 and $1,327,467,000, respectively, for the year ended May 31, 1998.

Note 3 - Federal Income Taxes

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $19,496,000, of which $9,253,000 expires in 2002,
  $1,747,000 in 2003, and $8,496,000 in 2005. Capital loss
  carryforwards utilized in fiscal 1998 amounted to $6,110,000. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

  In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

  ___________________________________________________________
  ____________

  Undistributed net investment income                    $   (591,000)
  Undistributed net realized gain                           2,584,000
  Paid-in-capital                                          (1,993,000)

  At May 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,182,820,000, and net unrealized gain aggregated
  $35,016,000, of which $35,718,000 related to appreciated investments and $702,000 to depreciated investments.

Note 4 - Related Party Transactions

  The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $446,000 was payable at May 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

  In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $899,000 for the year ended May 31, 1998, of which $78,000 was payable at period-end.

  Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 39.1% of the outstanding shares of the GNMA Fund at May 31, 1998. For the year then ended, the fund was allocated $888,000 of Spectrum expenses, $65,000 of which was payable at period-end.

  The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended May 31, 1998, totaled $675,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price GNMA Fund

Report of Independent Accountants

To the Board of Trustees and Shareholders of
T. Rowe Price GNMA Fund

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price GNMA Fund (the "Fund") at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Baltimore, Maryland
June 17, 1998


T. Rowe Price Shareholder Services

Investment Services And Information

  Knowledgeable Service Representatives

  By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

  In Person  Available in T. Rowe Price Investor Centers.

  Account Services

  Checking Available on most fixed income funds ($500 minimum).

  Automatic Investing  From your bank account or paycheck.

  Automatic Withdrawal  Scheduled, automatic redemptions.

  Distribution Options Reinvest all, some, or none of your distributions.

  Automated 24-Hour Services  Including
  Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

  Discount Brokerage*

  Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

  Investment Information

  Combined Statement  Overview of all your accounts with T.
  Rowe Price.

  Shareholder Reports Fund managers' reviews of their strategies and results.

  T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

  Performance Update Quarterly review of all T. Rowe Price fund results.

  Insights Educational reports on investment strategies and financial markets.

  Investment Guides  Asset Mix Worksheet, College Planning
  Kit, Diversifying Overseas: A Guide to International
  Investing, Personal Strategy Planner, Retirees Financial
  Guide, and Retirement Planning Kit.

  *A division of T. Rowe Price Investment Services, Inc.
  Member NASD/SIPC.


T. Rowe Price Shareholder Services

T. Rowe Price Mutual Funds
______________________________________________________________
____________

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond


MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*   Formerly named Equity Index.
**  Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
*** Closed to new investors.
!   Formerly named Global Government Bond.
!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price GNMA Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


T. Rowe Price Investment Services, Inc., Distributor.  F70-050  5/31/98